Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES D
                                                                 (GLOBAL SERIES)

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                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)

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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_GD.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMGD-0510 x0511
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INVESTMENT OBJECTIVE -- Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                         None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                          1.00%
Other expenses                                                           0.27%
Acquired fund fees and expenses                                          0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.28%
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $130              $406             $702            $1,545
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     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 317% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- Series D pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Series invests primarily in foreign and domestic common stocks, preferred stocks or convertible stocks of companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Ordinarily, at least 40% of Series assets, but not less than 30% of the Series' assets, will be invested in securities of non-U.S. issuers. Investments in debt securities may be made when market conditions are uncertain. The Series may invest in issuers of any size, including small-capitalization issuers.

     The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets. Series D may also invest in emerging market countries.

     The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

     The Series' sub-adviser, Security Global Investors, LLC ("SGI"), manages the Series' assets pursuant to a Global Equity strategy that seeks consistent returns in all market environments. Using a proprietary database

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comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

     To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Series' investments broadly across countries and industries.

     Although the Series primarily invests in securities issued by companies from countries with established economies, there is no limit in the amount that the Series may invest in securities issued by companies from emerging markets. Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

     PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     ACTIVE TRADING RISK. Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

     CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series' other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

     EMERGING MARKETS RISK. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

     EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

     LEVERAGE RISK. The Series' use of leverage may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     MANAGEMENT RISK. The Series is actively managed. There is no guarantee that the investment strategies will be successful.

     MARKET RISK. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     SMALLER COMPANIES RISK. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.


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     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.


     Bar Chart
 2000         3.5%
 2001       -12.3%
 2002       -22.7%
 2003        43.5%
 2004        18.8%
 2005        13.5%
 2006        17.3%
 2007         8.9%
 2008       -38.4%
 2009        19.7%

HIGHEST QUARTER RETURN
2Q 2003                21.43%

LOWEST QUARTER RETURN
3Q 2001               -18.24%

     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                           1 YEAR       5 YEARS       10 YEARS
Series D                                                                   19.73%         1.36%          2.50%
MSCI World Index
(reflects no deductions for fees, expenses, or taxes)                      29.99%         2.01%         -0.24%
---------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER AND SUB-ADVISER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series. Security Global Investors, LLC serves as the sub-adviser of the Series.

     PORTFOLIO MANAGERS. Scott Klimo, David Whittall, Mark Kress, and Yon Perullo are primarily responsible for the day-to-day management of the Series, and each holds the title "Portfolio Manager" with the sub-adviser, Security Global Investors, LLC; they have co-managed the Series since August 2007.

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.


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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMGD-0510 x0511